UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 21, 2006
(Date of earliest event reported)

Inland American Real Estate Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-51609	34-2019608
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets.

Our joint venture, Minto Builders (Florida), Inc., referred to herein as MB REIT, acquired the following properties on the dates indicated below:

CyFair Town Center; Cypress, Texas

On July 21, 2006, MB REIT purchased a fee simple interest in an existing retail center and an adjacent parcel known as CyFair Town Center, containing a total of approximately 51,592 gross leasable square feet.  The center is located at 17445 Spring Cypress in Cypress, Texas.  MB REIT purchased this property from two unaffiliated third parties, A-S 46 Hwy 290-Spring Cypress L. P., for approximately $15.0 million and A-S 45 Hwy 249-Boudreaux, L.P., for approximately $1.0 million, for a total purchase price of $16.0 million.  Of this amount, MB REIT assumed, at closing, a mortgage loan in the principal amount of approximately $5.7 million and paid the remaining amount of $10.3 million in cash.  Approximately $4.8 million of the $10.3 million cash payment is being held in escrow subject to a future loan earnout. The seller will not receive the amount being held in escrow until the loans are paid off and the seller has paid all expenses and costs associated with the payoff of the loan, other than the payment of the unpaid principal balance and interest.

The purchase price for the transaction was determined through negotiations between the seller, on the one hand, and Inland American Business Manager and Advisor, Inc., our business manager, and Inland Real Estate Acquisitions, an affiliate of our sponsor, on the other.  In evaluating CyFair Town Center as a potential acquisition and determining whether the amount of consideration to be paid was appropriate, a variety of factors were considered including overall valuation of net rental income (defined as revenues from the tenants from rent and expense reimbursements less CyFair Town Center’s actual operating expenses), expected capital expenditures, costs of property maintenance, location, environmental  issues, demographics, quality of tenants, length of leases, price per square foot and occupancy.  Our business manager believes that CyFair Town Center is well located, has acceptable roadway access, attracts high-quality tenants, is well maintained, is adequately insured and has been professionally managed.

Eldridge Lakes Town Center; Houston, Texas

On July 21, 2006, MB REIT purchased a fee simple interest in an existing retail center known as Eldridge Lakes Town Center, containing approximately 54,980 of gross leasable square feet.  The center is located at 6340 North Eldridge Parkway in Houston, Texas.  MB REIT purchased this property from an unaffiliated third party, A-S-K 41 Eldridge-W. Little York, L.P., for approximately $16.6 million.  Of this amount, MB REIT assumed, at closing, a mortgage loan in the principal amount of approximately $7.5 million and paid the remaining amount of $9.1 million in cash.  Approximately $5.9 million is being held in escrow subject to a future loan earnout. The seller will not receive the amount being held in escrow until the loans are paid off and the seller has paid all expenses and costs associated with the payoff of the loan, other than the payment of the unpaid principal balance and interest.

The purchase price for the transaction was determined through negotiations between the seller, on the one hand, and Inland American Business Manager and Advisor, Inc., our business manager, and Inland Real Estate Acquisitions, an affiliate of our sponsor, on the other.  In evaluating Eldridge Lakes Town Center as a potential acquisition and determining whether the amount of consideration to be paid was appropriate, a variety of factors were considered including overall valuation of net rental income (defined as revenues from the tenants from rent and expense reimbursements less Eldridge Lakes Town Center’s actual operating expenses), expected capital expenditures, costs of property maintenance, location, environmental  issues, demographics, quality of tenants, length of leases, price per square foot and occupancy.  Our business manager believes that Eldridge Lakes Town Center is well located, has acceptable roadway access, attracts high-quality tenants, is well maintained, is adequately insured and has been professionally managed.

Spring Town Center; Spring, Texas

On July 21, 2006, MB REIT purchased a fee simple interest in an existing retail center known as Spring Town Center, containing approximately 40,571 of gross leasable square feet (excluding ground lease space).  The center is located at 21212 Kyukendahl Road in Spring, Texas. MB REIT purchased this property from an unaffiliated third party, A-K-S 75 NEC Spring Town Center, L.P. for approximately $17.0 million.  Of this amount, MB REIT assumed, at closing, a mortgage loan in the principal amount of approximately $7.6 million and paid the remaining amount of $9.4 million in cash.  Approximately $6.1 million of the $9.4 million cash payment is being held in escrow and remains subject to a future loan earnout. The seller will not receive the amount being held in escrow until the loans are paid off and the seller has paid all expenses and costs associated with the payoff of the loan, other than the payment of the unpaid principal balance and interest. In addition, approximately $871,000 was placed in escrow with a third party escrow agent to fund a potential earnout to the seller, payable upon the leasing of vacant, unoccupied spaces of 1,660 and 1,524 square feet, respectively.  The funds will be released to the seller once the tenant’s leases have been approved by MB REIT and the tenants have moved into their space and rent has commenced.  The purchase price may fluctuate up to 10% of the escrow amount due to the base rent amount stipulated in the lease as compared to the base rent multiplier used to determine the escrowed amount

The purchase price for the transaction was determined through negotiations between the seller, on the one hand, and Inland American Business Manager and Advisor, Inc., our business manager, and Inland Real Estate Acquisitions, an affiliate of our sponsor, on the other.  In evaluating Spring Town Center as a potential acquisition and determining whether the amount of consideration to be paid was appropriate, a variety of factors were considered including overall valuation of net rental income (defined as revenues from the tenants from rent and expense reimbursements less Spring Town Center’s actual operating expenses), expected capital expenditures, costs of property maintenance, location, environmental  issues, demographics, quality of tenants, length of leases, price per square foot and occupancy.  Our business manager believes that Spring Town Center is well located, has acceptable roadway access, attracts high-quality tenants, is well maintained, is adequately insured and has been professionally managed.

Dulles Executive Office Plaza; Herndon, Virginia

On July 25, 2006, MB REIT purchased a fee simple interest in two freestanding office buildings known as Dulles Executive Office Plaza containing a total of approximately 379,596 of gross leasable square feet.  The buildings are located at 13530 and 13560 Dulles Technology Drive, in Herndon, Virginia. The 13530 building (“Plaza I”) has approximately 189,832 square feet and the 13560 building (“Plaza II”) has approximately 189,764 square feet. MB REIT purchased this property from an unaffiliated third party, Valley View Associates, Limited Partnership, for approximately $124.0 million.  MB REIT purchased this property for cash and may later borrow monies using this property as collateral.

The purchase price for the transaction was determined through negotiations between the seller, on the one hand, and Inland American Business Manager and Advisor, Inc., our business manager, and Inland Real Estate Acquisitions, an affiliate of our sponsor, on the other.  In evaluating Dulles Executive Office Plaza as a potential acquisition and determining whether the amount of consideration to be paid was appropriate, a variety of factors were considered including overall valuation of net rental income (defined as revenues from the tenants from rent and expense reimbursements less Dulles Executive Office Plaza’s actual operating expenses), expected capital expenditures, costs of property maintenance, location, environmental  issues, demographics, quality of tenants, length of leases, price per square foot and occupancy.  Our business manager believes that Dulles Executive Office Plaza is well located, has acceptable roadway access, attracts high-quality tenants, is well maintained, is adequately insured and has been professionally managed.

Acquisition of MB REIT Common Stock

On July 24, 2006, we purchased approximately 97,963 shares of the special voting stock of MB REIT, which was converted immediately into common stock, for $1,276 per share and a total amount of $125,000,788.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

CyFair Town Center; Cypress, Texas

On July 21, 2006, a subsidiary of MB REIT, MB Cypress Cyfair Limited Partnership (referred to herein as “MBCC”), assumed the existing loan as the borrower of approximately $5.7 million from Wells Fargo Bank, N.A as trustee for registered holders of the J.P. Morgan Chase Commercial Mortgage Securities Corporation Commercial Mortgage Pass-Through Certificates, Series 2004-C3, referred to herein as “Wells Fargo”).  MBCC’s obligations are secured by a first priority mortgage on the property commonly known as the CyFair Town Center located at 17445 Spring Cypress in Cypress, Texas.  MBCC also granted a security interest to Wells Fargo in, among other things, all of the personal property owned by MBCC at the property.  The CyFair Town Center was purchased by MB REIT on July 21, 2006.

The annual interest rate of the loan is fixed at 4.83% per annum.  The terms of the loan will require MBCC to make monthly principal and interest payments in the amount of approximately $47,895 until the loan matures in December 2014 and monthly tax and insurance reserve payments.  The unpaid principal balance and all accrued unpaid interest thereon (if not paid sooner) will be due at maturity. MBCC may only prepay the unpaid principal balance of the loan, in whole or in part, by incurring a prepayment premium; however, the loan may be defeased under certain circumstances, in whole but not in part, prior to maturity by substituting government securities for the property as collateral in an amount equal to the unpaid principal balance of the loan plus scheduled interest payments and by paying all other sums due under the loan documents.

The loan documents contain various customary events of default, including, among others, nonpayment of principal, interest, fees or other amounts; material representation or warranty that is materially false or misleading; violation of covenant prohibiting certain transfers and creation of certain encumbrances; and certain bankruptcy events. If an event of default occurs under the loan, then, subject to the customary cure rights granted to MBCC, Wells Fargo may declare the entire outstanding balance of the loan, including all accrued and unpaid interest, any prepayment premium and late charges and other amounts, to be immediately due and payable.

MBCC has also agreed to indemnify Wells Fargo against losses suffered by Wells Fargo arising from the presence or release of hazardous substances, among other things, on the property.  MB REIT has agreed to guarantee the performance of the obligations of its subsidiary with respect to the foregoing environmental indemnity and with respect to certain other losses that may be caused by its subsidiary, for example, any fraud or willful misconduct by the subsidiary in connection with the loan.

Eldridge Lakes Town Center; Houston, Texas

On July 21, 2006, a subsidiary of MB REIT, MB Houston Eldridge Lakes Limited Partnership (referred to herein as “MBHEL”), assumed the existing loan as the borrower of approximately $7.5 million from Wells Fargo Bank, N.A as trustee for registered holders of the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C3, referred to herein as “Wells Fargo”).  MBHEL’s obligations are secured by a first priority mortgage on the property commonly known as the Eldridge Lakes Town Center located at 6340 North Eldridge Parkway in Houston, Texas.  MBHEL also granted a security interest to Wells Fargo in, among other things, all of the personal property owned by MBHEL at the property.  The Eldridge Lakes Town Center was purchased by MB REIT on July 21, 2006.

The loan bears interest at the rate of 4.88% per annum.  MBHEL is required to pay principal and interest payments a monthly basis in the amount of approximately $63,549 until the loan matures on December 1, 2014, and monthly tax and insurance reserve payments.  The unpaid principal balance and all accrued unpaid interest thereon (if not paid sooner) will be due at maturity. MBHEL may only prepay the unpaid principal balance of the loan, in whole or in part, by incurring a prepayment premium; however, the loan may be defeased under certain circumstances, in whole but not in part, prior to maturity by substituting government securities for the property as collateral in an amount equal to the unpaid principal balance of the loan plus scheduled interest payments and by paying all other sums due under the loan documents.

The loan documents contain various customary events of default, including, among others, nonpayment of principal, interest, fees or other amounts; material representation or warranty that is materially false or misleading; violation of covenant prohibiting certain transfers and creation of certain encumbrances; and certain bankruptcy events. If an event of default occurs under the loan, then, subject to the customary cure rights granted to MBHEL, Wells Fargo may declare the entire outstanding balance of the loan, including all accrued and unpaid interest, any prepayment premium and late charges and other amounts, to be immediately due and payable.

MBHEL has also agreed to indemnify Wells Fargo against losses suffered by Wells Fargo arising from the presence or release of hazardous substances, among other things on the property.  MB REIT has agreed to guarantee the performance of the obligations of its subsidiary with respect to the foregoing environmental indemnity and with respect to certain other losses that may be caused by its subsidiary, for example, any fraud or willful misconduct by the subsidiary in connection with the loan.

Spring Town Center; Spring, Texas

On July 21, 2006, a subsidiary of MB REIT, MB Spring Town Center Limited Partnership (referred to herein as “MBSTC”), assumed the existing loan as the borrower of approximately $7.6 million from Wells Fargo Bank, N.A as trustee for registered holders of the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-LDP1, referred to herein as “Wells Fargo”).  MBSTC’s obligations are secured by a first priority mortgage on the property commonly known as the Spring Town Center located at 21212 Kyukendahl Road in Spring, Texas.  MBSTC also granted a security interest to Wells Fargo in, among other things, all of the personal property owned by MBSTCL at the property.  The Spring Town Center was purchased by MB REIT on July 21, 2006.

The loan bears interest at the rate of 4.87% per annum.  MBSTC is required to pay principal and interest payments a monthly basis in the amount of approximately $64,291 until the loan matures on January 1, 2015, monthly tax and insurance reserve payments and tenant improvement and leasing commission reserve payments.  The unpaid principal balance and all accrued unpaid interest thereon (if not paid sooner) will be due at maturity.  MBSTC may only prepay the unpaid principal balance of the loan, in whole or in part, by incurring a prepayment premium; however, the loan may be defeased under certain circumstances, in whole but not in part, prior to maturity by substituting government securities for the property as collateral in an amount equal to the unpaid principal balance of the loan plus scheduled interest payments and by paying all other sums due under the loan documents.

The loan documents contain various customary events of default, including, among others, nonpayment of principal, interest, fees or other amounts; material representation or warranty that is materially false or misleading; violation of covenant prohibiting certain transfers and creation of certain encumbrances; and certain bankruptcy events. If an event of default occurs under the loan, then, subject to the customary cure rights granted to MBSTC, Wells Fargo may declare the entire outstanding balance of the loan, including all accrued and unpaid interest, any prepayment premium and late charges and other amounts, to be immediately due and payable.

MBSTC has also agreed to indemnify Wells Fargo against losses suffered by Wells Fargo arising from the presence or release of hazardous substances, among other things on the property.  MB REIT has agreed to guarantee the performance of the obligations of its subsidiary with respect to the foregoing environmental indemnity and with respect to certain other losses that may be caused by its subsidiary, for example, any fraud or willful misconduct by the subsidiary in connection with the loan.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(a)        Financial Statements

The required financial statements for CyFair Town Center, Eldridge Lakes Town Center, and Spring Town Center were filed as part of the Newquest Properties Portfolio in Form 8 K/A dated October 13, 2005, which was filed on December 27, 2005 in accordance with Rule 3-14 of the Securities and Exchange Commission Regulation S-X. Audited financial statements for Dulles Executive Office Plaza will be filed in accordance with Rule 3-14 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one (71) days after the date on which this initial report is filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

By:	/s/ Lori J. Foust
Name:	Lori J. Foust
Title:	Treasurer and Principal Accounting Officer
Date:	July 27, 2006